UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

NuVasive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 909-1800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 18, 2017, NuVasive, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s definitive proxy statement for the Annual Meeting was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2017 and describes in detail each of the four proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting. The final results for the votes cast with respect to each Proposal are set forth below.

As of March 23, 2017, the record date of the Annual Meeting, there were 50,660,272 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 47,871,429 shares of the Company’s common stock were represented in person or by proxy.

Proposal 1

The stockholders elected each of Gregory T. Lucier, Leslie V. Norwalk and Michael D. O’Halleran as a Class I director to hold office until the 2020 Annual Meeting of Stockholders, and in each case until their respective successors are duly elected and qualified, by the following vote:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory T. Lucier	43,014,510	1,126,675	93,901	3,636,343
Leslie V. Norwalk	43,828,082	313,314	93,690	3,636,343
Michael D. O’Halleran	44,066,374	74,943	93,769	3,636,343

Proposal 2

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 by the following vote:

Votes For	Votes Against	Abstentions
47,540,451	241,355	89,623

 Proposal 3

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers for the fiscal year ended December 31, 2016, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,303,250	3,834,584	97,252	3,636,343

 Proposal 4

The stockholders approved holding the non-binding advisory vote on the compensation of the Company’s named executive officers on an annual basis. The number of votes cast for 1 year, 2 years, 3 years, and the number of abstentions and broker non-votes were as follows:

1 Year	2 Years	3 years	Abstentions	Broker Non-Votes
37,919,076	18,421	6,204,209	93,380	3,636,343

No other items were presented for stockholder approval at the Annual Meeting.

In light of the results of the stockholder vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation annually until the next required vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuVasive, Inc.

	By:	/s/ Quentin S. Blackford
Quentin S. Blackford
Executive Vice President and Chief Financial Officer, Head of Strategy and Corporate Integrity
Date: May 18, 2017